Exhibit 99.1

Applied Optoelectronics Reports Third Quarter 2015 Results

Sugar Land, Texas, November 5, 2015 – Applied Optoelectronics, Inc. (NASDAQ: AAOI), a leading provider of fiber-optic access network products for the internet datacenter, cable broadband and fiber-to-the-home markets, today announced financial results for its third quarter ended September 30, 2015.

“We achieved record revenue that exceeded the high end of our guidance for the third quarter. Our strong topline results were driven by accelerated shipments for our 40G datacenter products, partially offset by lower than expected revenue for our CATV products,” said Dr. Thompson Lin, Applied Optoelectronics, Inc. (AOI) Founder and CEO.

“Revenue for our datacenter products grew 30% sequentially and 92% year-over-year, bringing our year-to-date growth to 71%, which is well above our initial annual target. Looking into the fourth quarter, given the accelerated datacenter demand in the third quarter and consolidation activities in CATV, we expect revenue to decline sequentially and to return to more normalized order patterns in the first quarter of 2016.”

Lin continued, “We believe AOI is very well positioned to continue to grow from the move to advanced optics in the datacenter as 40G deployments continue and the transition to 100G is just beginning. AOI was recently awarded two 100G design wins from two hyperscale datacenter customers. Leveraging our vertically integrated manufacturing model to internally source key components such as 25G laser diodes and 100G light engines helped enable us to rapidly bring 100G transceivers to market,” continued Lin.

Third Quarter 2015 Financial Summary

•	Total revenue grew to $57.1 million, up 56% compared with $36.5 million in the third quarter 2014 and up 15% compared with $49.6 million in the second quarter 2015.
•	GAAP gross margin was 31.6%, compared with 33.2% in the third quarter 2014 and 33.7% in the second quarter 2015. Non-GAAP gross margin was 31.7%, compared with 33.3% in the third quarter 2014 and 33.7% in the second quarter 2015.
•	GAAP net income was $2.7 million or $0.16 per diluted share, compared with net income of $1.6 million or $0.10 per diluted share in the third quarter 2014 and net income of $6.1 million or $0.38 per diluted share in the second quarter 2015.
•	on-GAAP net income was $6.7 million or $0.40 per diluted share, compared with non-GAAP net income of $3.1 million or $0.20 per diluted share in the third quarter 2014 and non-GAAP net income of $6.1 million or $0.38 per diluted share in the second quarter 2015.
•	On September 30, 2015, cash, cash equivalents, short-term investments and restricted cash totaled $50.1 million, compared with the June 30, 2015 balance of $44.3 million.

A reconciliation between all GAAP and non-GAAP information referenced above is contained in the tables below. Please also refer to “Non-GAAP Financial Measures” below for a description of these non-GAAP financial measures.

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Fourth Quarter 2015 Business Outlook (+)

For the fourth quarter of 2015, the company currently expects:

•	Revenue in the range of $49.0 million to $52.0 million
•	Non-GAAP gross margin in the range of 33.5% to 34.5%
•	Non-GAAP net income in the range of $4.9 million to $5.9 million, and non-GAAP fully diluted earnings per share in the range of $0.28 to $0.33 using approximately 17.7 million shares

(+) Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures.

Conference Call Information

Applied Optoelectronics will host a conference call today, November 5, 2015 at 4:30 p.m. Eastern time / 3:30 p.m. Central time for analysts and investors to discuss its third quarter results and outlook for its fourth quarter of 2015. Open to the public, investors may access the call by dialing (412) 317-6789. A live audio webcast of the conference call along with supplemental financial information will also be accessible on the company's website at investors.ao-inc.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available two hours after the call and will run for five business days and may be accessed by dialing (412) 317-0088 and entering passcode 10074185.

Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause the company’s actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for the company’s products due to industry conditions; changes in manufacturing operations; volatility in manufacturing costs; delays in shipments of products; disruptions in the supply chain; change in the rate of design wins or the rate of customer acceptance of new products; the company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure; a decline in demand for our customers products or their rate of deployment of their products; general conditions in the internet datacenter, CATV or FTTH markets; changes in the world economy (particularly in the United States and China); the negative effects of seasonality; and other risks and uncertainties described more fully in the company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact the company’s business are set forth in the “Risk Factors” section of the company’s quarterly and annual reports on file with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "could," "would," "target," "seek," "aim," "believe," "predicts," "think," "objectives," "optimistic," "new," "goal," "strategy," "potential," "is likely," "will," "expect," "plan" "project," "permit"  or by other similar expressions that convey uncertainty of future events or outcomes. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this press release are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in the company’s expectations.

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Non-GAAP Financial Measures

We provide non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings per share, and other non-GAAP measures like Adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our overall operating performance. To arrive at our non-GAAP gross profit, we exclude stock-based compensation expense and non-recurring expenses, if any, from our GAAP gross profit. To arrive at our non-GAAP income (loss) from operations, we exclude all amortization of intangible assets, stock-based compensation expense and non-recurring expenses, if any, from our GAAP net income (loss) from operations. Included in our non-recurring expenses for the periods from 4Q14 to 3Q15 are items related to the relocation of our Taiwan plant. To arrive at Adjusted EBITDA, we exclude these same items and, additionally, exclude asset impairment charges, loss (gain) from disposal of idle assets, unrealized exchange loss (gain), interest (income) expense, on a net basis, provision for (benefit from) income taxes and depreciation expense, from our GAAP net income (loss). We believe that our non-GAAP measures are useful to investors in evaluating our operating performance for the following reasons:

•	We believe that elimination of items such as stock-based compensation expense, non-recurring expenses, amortization and tax is appropriate because treatment of these items may vary for reasons unrelated to our overall operating performance;
•	We believe that non-GAAP measures provide better comparability with our past financial performance, period-to-period results and with our peer companies, many of which also use similar non-GAAP financial measures; and
•	We anticipate that investors and securities analysts will utilize non-GAAP measures to evaluate our overall operating performance.

Adjusted EBITDA and other non-GAAP measures should not be considered as an alternative to gross profit, income (loss) from operations, net income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP. Our Adjusted EBITDA and other non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate Adjusted EBITDA or such other non-GAAP measures in the same manner. We have not reconciled the non-GAAP measures included in our guidance to the appropriate GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis.  GAAP measures that impact our non-GAAP financial measures may include stock-based compensation expense, non-recurring expenses, amortization of intangible assets, unrealized exchange loss (gain), asset impairment charges, and loss (gain) from disposal of idle assets. These GAAP measures cannot be reasonably predicted and may directly impact our non-GAAP gross margin, our non-GAAP net income and our non-GAAP fully-diluted earnings per share, although changes with respect to certain of these measures may offset other changes.  In addition, certain of these measures are out of our control.  Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

About Applied Optoelectronics

Applied Optoelectronics, Inc. (AOI) is a leading developer and manufacturer of advanced optical products, including components, modules and equipment. AOI's products are the building blocks for broadband fiber access networks around the world, where they are used in the internet datacenter, CATV broadband and fiber-to-the-home markets. AOI supplies optical networking lasers, components and equipment to tier-1 customers in all three of these markets. In addition to its corporate headquarters, wafer fab and advanced engineering and production facilities in Sugar Land, TX, AOI has engineering and manufacturing facilities in Taipei, Taiwan and Ningbo, China. For additional information, visit www.ao-inc.com.

Investor Relations Contacts:

The Blueshirt Group, Investor Relations

Maria Riley

+1-415-217-7722

ir@ao-inc.com

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	September 30, 2015	December 31, 2014

ASSETS
CURRENT ASSETS
Cash, Cash Equivalents and Short term investments	$49,107	$40,873
Accounts Receivable, Net	41,069	31,589
Inventories	60,237	33,780
Notes Receivable	–	980
Other Receivables	3,426	1,659
Prepaid Expenses and Other Current Assets	6,355	4,358
Total Current Assets	160,194	113,239

Cash restricted for Construction in Progress	953	–
Property, Plant And Equipment, Net	87,836	64,808
Land Use Rights, Net	877	930
Intangible Assets, net	3,858	3,833
Other Assets	3,231	860
TOTAL ASSETS	$256,949	$183,670

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$31,518	$30,799
Accrued Expenses	9,941	6,940
Banker's Acceptance Payable	3,109	1,271
Bank Loan-Short Term	17,561	8,205
Current Portion of Long Term Debt	3,232	1,386
Total Current Liabilities	65,361	48,601

Notes Payable and Long Term Debt	28,436	19,057
Other Long Term Liability	250	1,000
TOTAL LIABILITIES	94,047	68,658

STOCKHOLDERS' EQUITY
TOTAL STOCKHOLDERS' EQUITY	162,902	115,012

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$256,949	$183,670

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2015	2014	2015	2014
Revenue
CATV	$14,233	$12,246	$42,675	$32,640
Datacenter	38,591	20,056	84,517	49,530
FTTH	962	2,616	2,371	7,928
Other	3,299	1,631	7,388	3,960
Total Revenue	57,085	36,549	136,951	94,058

Total Cost of Goods Sold	39,032	24,403	92,116	62,071

Total Gross Profit	18,053	12,146	44,835	31,987

Operating Expenses:
Research & Development	5,386	4,194	14,892	11,749
Sales and Marketing	1,582	1,622	4,748	4,452
General and administrative	4,963	4,458	14,500	11,964
Total Operating Expenses	11,931	10,274	34,140	28,165

Operating Income	6,122	1,872	10,695	3,822

Other Income (Expense):
Interest Income	82	95	236	280
Interest Expense	(351)	(55)	(776)	(277)
Other Income (Expense)	20	(38)	217	94
Foreign Exchange Gain (Loss)	(2,767)	(220)	(1,717)	(151)
Total Other Income (Expenses):	(3,016)	(218)	(2,040)	(54)

Net Income before Income Taxes	3,106	1,654	8,655	3,768

Income Tax	(406)	(77)	(541)	(187)

Net Income	2,700	1,577	8,114	3,581
Net income per share attributable to common stockholders
basic	$0.17	$0.11	$0.53	$0.25
diluted	$0.16	$0.10	$0.50	$0.24

Weighted-average shares used to compute net income per share attributable to common stockholders
basic	15,869	14,806	15,220	14,135
diluted	16,694	15,595	16,185	14,950

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 Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated NON GAAP Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Sept 30,		Nine Months Ended Sept 30,
	2015	2014	2015	2014
Revenue
CATV	$14,233	$12,246	$42,675	$32,640
Datacenter	38,591	20,056	84,517	49,530
FTTH	962	2,616	2,371	7,928
Other	3,299	1,631	7,388	3,960
Total Revenue	57,085	36,549	136,951	94,058

Total Cost of Goods Sold	38,970	24,396	92,019	62,009

Total Gross Profit	18,115	12,153	44,932	32,049

Operating Expenses:
Research & Development	5,331	4,165	14,726	11,665
Sales and Marketing	1,524	1,598	4,586	4,380
General and administrative	4,335	3,164	12,435	9,657
Total Operating Expenses	11,190	8,927	31,747	25,702

Operating Income	6,925	3,226	13,185	6,347

Other Income (Expense):
Interest Income	82	95	236	280
Interest Expense	(351)	(55)	(776)	(277)
Other Income (Expense)	20	(38)	370	94
Foreign Exchange Gain (Loss)	393	(17)	551	54
Total Other Income (Expenses):	144	(15)	381	151

Net Income before Income Taxes	7,069	3,211	13,566	6,498

Income Tax	(406)	(77)	(541)	(187)

Net Income	6,663	3,134	13,025	6,311
Net income per share attributable to common stockholders
basic	$0.42	$0.21	$0.86	$0.45
diluted	$0.40	$0.20	$0.80	$0.42

Weighted-average shares used to compute net income per share attributable to common stockholders
basic	15,869	14,806	15,220	14,135
diluted	16,694	15,595	16,185	14,950

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Applied Optoelectronics, Inc.

Reconciliation of Statements of Operations under GAAP and Non-GAAP

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
GAAP total gross profit	$18,053	$12,146	$44,835	$31,987
Share-based compensation expense	17	7	52	62
Non Recurring expense	45	0	45	0
Non-GAAP income from gross profit	18,115	12,153	44,932	32,049

GAAP research and development expense	5,386	4,194	14,892	11,749
Share-based compensation expense	55	29	166	84
Non-GAAP research and development expense	5,331	4,165	14,726	11,665

GAAP sales and marketing expense	1,582	1,622	4,748	4,452
Share-based compensation expense	58	24	162	72
Non-GAAP sales and marketing expense	1,524	1,598	4,586	4,380

GAAP general and administrative expense	4,964	4,458	14,500	11,964
Share-based compensation expense	387	427	1,188	1,276
Amortization expense	104	94	305	258
Non Recurring expense	137	773	572	773
Non-GAAP general and administrative expense	4,335	3,164	12,435	9,657

GAAP total operating expense	11,931	10,274	34,140	28,165
Share-based compensation expense	500	480	1,516	1,432
Amortization expense	104	94	305	258
Non Recurring expense	137	773	572	773
Non-GAAP total operating expense	11,190	8,927	31,747	25,702

GAAP operating income	6,122	1,872	10,695	3,822
Share-based compensation expense	517	487	1,568	1,494
Amortization expense	104	94	305	258
Non Recurring expense	182	773	617	773
Non-GAAP operating income	6,925	3,226	13,185	6,347

GAAP other income (loss)	(3,016)	(218)	(2,040)	(54)
Unrealized exchange loss	3,160	203	2,268	205
Non Recurring expense	0	0	153	0
Non-GAAP other income (loss)	144	(15)	381	151

GAAP net income	2,700	1,577	8,114	3,581
Amortization of intangible assets	104	94	305	258
Share-based compensation expense	517	487	1,568	1,494
Non Recurring charges	182	773	770	773
Unrealized exchange loss	3,160	203	2,268	205
Non-GAAP net income	6,663	3,134	13,025	6,311

GAAP net income	2,700	1,577	8,114	3,581
Amortization of intangible assets	104	94	305	258
Share-based compensation expense	517	487	1,568	1,494
Depreciation expense	2,317	1,585	6,428	4,091
Non Recurring charges	182	773	770	773
Unrealized exchange loss	3,160	203	2,268	205
Interest (income) expense, net	269	(40)	540	(4)
Taxes related to the above	406	77	541	187
Adjusted EBITDA	$9,655	$4,756	$20,534	$10,585

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